TAXES ON INCOME - Reconciliation of the theoretical tax expense assuming all income is taxed at the statutory rate applicable to the income of companies in Israel, and the actual tax expense (Details) - USD ($)
$ in Thousands
	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
TAXES ON INCOME
Income (loss) before taxes on income	$ 1,312	$ (13,469)	$ 77
Statutory tax rate in Israel	23.00%	23.00%	23.00%
Tax computed at the statutory tax rate	$ 302	$ (3,098)	$ 18
Increase (decrease) in taxes resulting from:
Taxes in respect of previous years	7	(40)	(337)
Non-deductible expenses (non-taxable income)	(1,699)	2,613	134
Different tax rates	60	22	(2)
Loss for which deferred taxes were not recognized	2,234	926	857
Capital losses for which deferred taxes were not recognized	193	32	(36)
Utilization of previously unrecognized tax losses			(835)
Total	$ 1,097	$ 455	$ (201)